UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

LYRA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39273	84-1700838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Arsenal Way Watertown, MA	02472
(Address of Principal Executive Offices)	(Zip Code)

(617) 393-4600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LYRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 25, 2023, Lyra Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”), pursuant to which the Company agreed to sell securities to the Investors in a private placement (the “Private Placement”). The Purchase Agreement provided for the sale and issuance by the Company of: (i) an aggregate of 17,652,962 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and pre-funded warrants to purchase up to 2,408,188 shares of Common Stock (the “Pre-Funded Warrants”), with an exercise price of $0.001 per share, and (ii) accompanying warrants to purchase up to 10,030,575 shares of Common Stock (the “Purchase Warrants”), with an exercise price of $2.673 per share, for aggregate gross proceeds of approximately $50.0 million, before deducting private placement expenses. Each Share (or Pre-Funded Warrant to purchase one share) was issued with an accompanying Purchase Warrant to purchase one-half of one share, and the combined effective purchase price per Share (or Pre-Funded Warrant to purchase one share) and accompanying Purchase Warrant to purchase one-half of one share was $2.4925 (less the exercise price of the Pre-Funded Warrant, if applicable). Each Pre-Funded Warrant will be exercisable immediately and will expire on May 31, 2028. Each Purchase Warrant will be exercisable at any time on or after November 30, 2023 and will expire on November 30, 2028.

The closing of the Private Placement occurred on May 31, 2023 (the “Closing Date”).

The Pre-Funded Warrants are immediately exercisable and may be exercised at any time until 5:00 p.m. (New York City time) on May 31, 2028, subject to the Beneficial Ownership Limitation (as described below).

The Purchase Warrants are exercisable at any time on or after November 30, 2023 and will expire on November 30, 2028. The Purchase Warrants contain standard adjustments to the exercise price including for stock splits, stock dividends or distributions, certain other dividends or distributions and certain reorganizations. The Purchase Warrants also include certain rights upon the occurrence of a “fundamental transaction” (as described in the Purchase Warrants) that is either (1) an all cash transaction, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, or (3) a fundamental transaction in which the successor or acquiring corporation has no equity securities traded on a national securities exchange, including, but not limited to, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, at the time of such fundamental transaction, including the right of the holders thereof to receive from the Company or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in the Purchase Warrants) of the unexercised portion of the Purchase Warrants, exercisable at any time concurrently with, or within 30 days after, the consummation of such fundamental transaction.

The Pre-Funded Warrants include cashless exercise rights at all times, and the Purchase Warrants include cashless exercise rights to the extent the shares of Common Stock underlying any such Purchase Warrant are not registered under the Securities Act.

Under the terms of the Pre-Funded Warrants and the Purchase Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates) would exceed either 4.99% or 9.99% (as each Investor shall have elected) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 19.99% (the “Beneficial Ownership Limitation”).

On May 25, 2023, in connection with the Purchase Agreement, the Company entered into an Amendment No. 1 to Ninth Amended and Restated Investor Rights Agreement (“Amendment No. 1”) with certain Investors affiliated with Perceptive Advisors and North Bridge Venture Partners (the “IRA Covered Investors”), which amended the Company’s existing Ninth Amended and Restated Investor Rights Agreement, dated as of April 7, 2022 (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, certain outstanding shares of Common Stock held by such IRA Covered Investors constitute “Registrable Shares” (as defined therein) and thereby are entitled to certain registration rights as more specifically set forth therein. Pursuant to Amendment No. 1, the definition of “Registrable Shares” in the Investor Rights Agreement was amended to include all shares of Common Stock purchased by the IRA Covered Investors in the Private Placement.

In addition, on May 25, 2023, in connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with all of the Investors other than the IRA Covered Investors (the “RRA Covered Investors”). Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) within 30 days after the Closing Date, for purposes of registering the resale of the Shares and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and Purchase Warrants (the “Warrant Shares”) purchased by the RRA Covered Investors in the Private Placement, and any shares of Common Stock issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Shares or Warrant Shares. The Company agreed to use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within 60 days after the Closing Date, or 90 days after the Closing Date if the SEC reviews the registration statement.

The Company has also agreed to, among other things, indemnify each Investor, its officers, directors, members, managers, partners, trustees, employees and agents and other representatives, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), under the registration statement against certain liabilities incident to the Company’s obligations under the Registration Rights Agreement.

The Private Placement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The Investors have not acquired the securities with a view to or for sale in connection with any distribution thereof in violation of the Securities Act and appropriate legends have been affixed to the securities issued in this transaction.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Registration Rights Agreement, Amendment No. 1, the Pre-Funded Warrants and the Purchase Warrants, which are filed as Exhibits 10.1, 10.2, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K.

On May 26, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the Private Placement.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01	Other Events

The Company ended the first quarter of 2023 with cash, cash equivalents and short-term investments of $82.7 million. Combined with the net proceeds from the private placement, the Company anticipates that it will have sufficient cash, cash equivalents and short-term investments to fund current planned operations into the first quarter of 2025.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the Company’s cash runway into the first quarter of 2025. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the fact that the Company has incurred significant losses since inception and expects to incur additional losses for the foreseeable future; the Company’s need for additional funding and ability to operate as a going concern, which may not be available; the Company’s limited operating history; the fact that the Company has no approved products; the fact that the Company’s product candidates are in various stages of development; the fact that the Company has never scaled up an in-house manufacturing facility for commercial use; the fact that the Company may not be successful in its efforts to identify and successfully commercialize its product candidates; the fact that clinical trials required for the Company’s product candidates are expensive and time-consuming, and their outcome is uncertain; the fact that the FDA may not conclude that certain of the Company’s product candidates satisfy the requirements for the Section 505(b)(2) regulatory approval pathway; the Company’s inability to obtain required regulatory approvals; effects of recently enacted and future legislation; the possibility of system failures or security breaches; effects of significant competition; the fact that the successful commercialization of the Company’s product candidates will depend in part on the extent to which governmental authorities and health insurers establish coverage, adequate reimbursement levels and pricing policies; failure to achieve market acceptance; product liability lawsuits; the fact that the Company must scale its in-house manufacturing capabilities or rely on third parties for the manufacture of materials for its research programs, pre-clinical studies and clinical trials and commercial supply; the Company’s reliance on third parties to conduct its preclinical studies and clinical trials; the Company’s inability to succeed in establishing and maintaining collaborative relationships; the Company’s reliance on certain suppliers critical to its production; failure to obtain and maintain or adequately protect the Company’s intellectual property rights; failure to retain key personnel or to recruit qualified personnel; difficulties in managing the Company’s growth; effects of natural disasters, terrorism and wars (including the war between Ukraine and Russia); the fact that the global pandemic caused by COVID-19 could adversely impact the Company’s business and operations, including the Company’s clinical trials; the fact that the price of the Company’s common stock may be volatile and fluctuate substantially; and significant costs and required management time as a result of operating as a public company and any securities class action litigation. These and other important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2023 and its other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Amendment No. 1 to Ninth Amended and Restated Investor Rights Agreement, dated as of May 25, 2023, by and among Lyra Therapeutics, Inc. and the Investors named therein.

4.2	Form of Pre-Funded Warrant, together with a schedule of Pre-Funded Warrants, each dated as of May 31, 2023, issued by Lyra Therapeutics, Inc. to the Investors set forth on such schedule.

4.3	Form of Purchase Warrant, together with a schedule of Purchase Warrants, each dated as of May 31, 2023, issued by Lyra Therapeutics, Inc. to the Investors set forth on such schedule.

10.1#	Securities Purchase Agreement, dated as of May 25, 2023, by and among Lyra Therapeutics, Inc. and the Investors named therein.

10.2	Registration Rights Agreement, dated as of May 25, 2023, by and among Lyra Therapeutics, Inc. and the Investors named therein.

99.1	Press Release, dated as of May 26, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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The representations and warranties contained in this agreement were made only for purposes of the transactions contemplated by the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable under securities laws, among other limitations. The representations and warranties were made for purposes of allocating contractual risk between the parties to the agreement and should not be relied upon as a disclosure of factual information relating to the Company, the Investors or the transactions described in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYRA THERAPEUTICS, INC.

Date: May 31, 2023	By:	/s/ Jason Cavalier
Jason Cavalier
Chief Financial Officer